UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):October 25, 2022

Charge Enterprises, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 001-41354	90-0471969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Park Avenue, 25th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 921-2100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common Stock, par value $0.0001	CRGE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 25, 2022, Nextridge Inc. (“Nextridge”) and ANS Advanced Network Services, LLC, (“ANS”), each an indirect wholly-owned subsidiary of Charge Enterprises, Inc. (sometimes referred to herein as “we,” “us,” “our” or similar terms), Charge Infrastructure Holdings, Inc. (“Charge Infrastructure”), the parent of Nextridge and our direct wholly-owned subsidiary, and us entered into a Loan Agreement (the “Loan Agreement”) with Pioneer Bank (“Pioneer”), pursuant to which Pioneer is making available, subject to the terms and conditions contained in the Loan Agreement, to provide to Nextridge and ANS a senior secured line of credit in an aggregate principal amount of $8,000,000 (the “Line of Credit”).  The Line of Credit modifies and renews Nextridge’s and ANS’ existing $4,000,000 line of credit and provides additional liquidity of $4,000,000.  The Line of Credit is annually renewable.  Borrowings under the Line of Credit will bear interest at a floating rate equal to the prime rate as set forth in the Wall Street Journal with a floor of 5%.  Advances under the Line of Credit to be limited to 70% and 50% of Nextridge’s and ANS’ eligible accounts receivable and work in progress, respectively.  The outstanding balance on the Line of Credit is payable upon demand by Pioneer.  In addition, the Loan Agreement provides for renewal of a $750,000 CapEx line of credit (the “CapEx Line”) by Pioneer for Nextridge and ANS, subject to the terms and conditions contained in the Loan Agreement.

All obligations under the Line of Credit and CapEx Line (the “Facility”) will be cross-collateralized and cross-defaulted, and will be secured by a senior lien on the assets of Nextridge and ANS.  In addition, all obligations under the Facility will be guaranteed by us and by Charge Infrastructure.

As of October 25, 2022, Nextridge and ANS had a balance of $1,801,589 outstanding on this Line of Credit.

The description above is qualified in its entirety by the Loan Agreement, the Commercial Line of Credit Renewal Agreement and Note, the Security Agreement and the Unconditional Guaranty Agreement, which are included as Exhibits 10.1 through 10.4, inclusive, and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Loan Agreement by and among Nextridge Inc., ANS Advanced Networks Services, LLC, Charge Infrastructure Holdings, Inc., Charge Enterprises, Inc. and Pioneer Bank dated October 25, 2022.

10.2	Commercial Line of Credit Renewal Agreement and Note by Nextridge Inc. and ANS Advanced Networks Services, LLC payable to Pioneer Bank dated October 25, 2022.

10.3	Security Agreement by and among Nextridge Inc., ANS Advanced Networks Services, LLC and Pioneer Bank dated October 25, 2022.

10.4	Unconditional Guaranty Agreement by and among Charge Infrastructure Holdings, Inc., Charge Enterprises, Inc. and Pioneer Bank dated October 25, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARGE ENTERPRISES, INC.

By:	/s/ Leah Schweller
Leah Schweller
Chief Financial Officer
Dated:	October 27, 2022

3